UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 14, 2005

                           DVI Receivables XI, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                 333-94523-02                23-3022806
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       (State or Other              (Commission               (IRS Employer
Jurisdiction of Incorporation)      File Number)          Identification Number)

                     29 DALEY CIRCLE, MARLBOROUGH, MA 01752

       Registrant's Telephone Number, Including Area Code: (508) 460-1585

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 11, 2005, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XI, L.L.C., the servicer report for the payment date April 14, 2005 attached hereto as Exhibit
99.1 (the "April Report").

USBPS has certified to the April Report. The April Report has not been approved by any third party, including the Trustee.

Item 9.01   Financial Statements and Exhibits

            (a)  Exhibits

             99.1   -  DVI Receivables XI, L.L.C. 2000-1 Servicer Report for the
                       Payment Date April 14, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Receivables XI, L.L.C.,
                                                by its Managing Member,
                                                DVI Receivables Corp. VIII

                                                By:     /s/ Dennis Buckley
                                                    ---------------------------
                                                        Dennis Buckley
                                                        Vice President

Dated: April 19, 2005